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                                                                    EXHIBIT 10.4

                                                               Execution Version

                           GENERAL CONTINUING GUARANTY

                  This GENERAL CONTINUING GUARANTY (this "Guaranty"), dated as of April 18, 2003, is executed and delivered by and among Shoe Pavilion, Inc., a Delaware corporation ("Guarantor"), in favor of WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company ("Lender"), in light of the following:

                  WHEREAS, Shoe Pavilion Corporation, a Washington corporation ("Borrower"), and Lender are, contemporaneously herewith, entering into that certain Loan and Security Agreement (as amended, restated, or otherwise modified, the "Loan Agreement");

                  WHEREAS, in order to induce Lender to extend financial accommodations to Borrower pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Lender to Borrower, whether pursuant to the Loan Agreement or otherwise, Guarantor has agreed to guaranty the Guarantied Obligations; and

                  WHEREAS, Guarantor is an Affiliate of Borrower, and will benefit by virtue of the financial accommodations from Lender to Borrower.

                  NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees in favor of Lender and the Bank Product Providers, as follows:

         1.       Definitions and Construction.

                  (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                           "Bank Product Provider" has the meaning set forth in the Loan Agreement.

                           "Borrower" has the meaning set forth in the recitals to this Guaranty.

                           "Guarantied Obligations" means: (a) the due and punctual payment of the principal of, and interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on, the Indebtedness owed by Borrower to Lender pursuant to the terms of the Loan Agreement and the other Loan Documents; (b) the due and punctual payment of all other present or future Indebtedness owing by Borrower to Lender; (c) the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on, the

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         Indebtedness owed by Borrower to any Bank Product Provider pursuant to the terms of this Guaranty or any Loan Document; and (d) the due and punctual payment of all other present or future Indebtedness owing by Borrower to any Bank Product Provider.

                           "Guarantor" has the meaning set forth in the preamble to this Guaranty.

                           "Guaranty" has the meaning set forth in the preamble hereto.

                           "Indebtedness" means any and all obligations
         (including the Obligations), indebtedness, or liabilities of any kind or character owed by Borrower and arising directly or indirectly out of or in connection with the Loan Agreement or the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Lender or the Bank Product Providers.

                           "Lender" has the meaning set forth in the preamble to this Guaranty.

                           "Loan Agreement" has the meaning set forth in the recitals to this Guaranty.

                  (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Guaranty or any other Loan Document refer to this Guaranty or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Guaranty or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the repayment in full of the Guarantied Obligations shall mean the repayment in full in cash of all Guarantied Obligations other than (a) contingent indemnification Guarantied Obligations, (b) any Bank Product Obligations that, at

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such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of this Guaranty or the Loan Agreement, and (c) Guarantied Obligations in respect of Letters of Credit that have been cash collateralized in an amount equal to 105% of the then extant Letter of Credit Usage. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. In the event of a direct conflict between the terms and provisions of this Guaranty and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Guarantor and supplemental rights and remedies in favor of Lender, in each case in respect of the Collateral, shall not be deemed a conflict with the Loan Agreement.

         2. Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranties to Lender and the Bank Product Providers, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Loan Agreement and under each of the other Loan Documents.

         3. Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness (except as to future Bank Product Obligations owing by Borrower or Guarantor after the date on which all the Guarantied Obligations (other than any Bank Product Obligations that are agreed to remain outstanding after the termination of this Guaranty) are paid in full in accordance with the terms of the Loan Agreement and the Commitment of the Lender is terminated). If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender in existence on the date of such

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revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

         4. Performance Under this Guaranty. In the event that Borrower fails to make any payment of any Guarantied Obligations, on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Loan Agreement or the other Loan Documents, as applicable, Guarantor immediately shall cause such payment to be made to Lender or each of such obligations to be performed, kept, observed, or fulfilled.

         5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Lender and the Bank Product Providers, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender and the Bank Product Providers of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Lender and the Bank Product Providers may at any time possess. Guarantor hereby agrees that the release which may be given by Lender on behalf of itself and any Bank Product Providers to Borrower or any other guarantor shall not release Guarantor. Guarantor consents and agrees that neither Lender nor any Bank Product Provider shall be under any obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

         6.       Waivers.

                  (a) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Lender to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default

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under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                  (b) To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Lender or the Bank Product Providers to institute suit against Borrower or to exhaust any rights and remedies which Lender or any Bank Product Provider has or may have against Borrower. In this regard, Guarantor agrees that it is bound to payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Lender and any Bank Product Provider, or any of their Affiliates, as applicable, by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been performed and indefeasibly paid in cash, to the extent of any such payment) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

                  (c) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any rights to assert against Lender or Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender or any Bank Product Provider; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Lender or any Bank Product Provider, including any defense based upon an election of remedies by Lender under the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of any other jurisdiction; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

                  (d) Until such time as all of the Guarantied Obligations have been fully and finally paid in full in cash: (i) Guarantor hereby waives and postpones any right of subrogation Guarantor has or may have against Borrower with respect to the Guarantied Obligations, including, without limitation, under any one or more of California Civil Code Sections 2847, 2848, and 2849 or any similar law of any other jurisdiction; (ii) in addition, Guarantor hereby waives and postpones any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Borrower.

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                  (e)      If any of the Guarantied Obligations at any time are
secured by a mortgage or deed of trust upon real property, Lender or any Bank Product Provider may elect, in each of their sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures or any similar laws of any other jurisdiction, an election by Lender or any Bank Product Provider nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by Guarantor herein, such an election would estop Lender or any Bank Product Provider from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that Guarantor hereby is relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against Lender or any Bank Product Provider any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by Lender or any Bank Product Provider nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure or any similar laws of any other jurisdiction shall have no applicability with respect to the determination of Guarantor's liability under this Guaranty.

                  (f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have if Borrower's debt is secured by real property. This means, among other things:

                           (i)      Lender or any Bank Product Provider may
collect from Guarantor without first foreclosing on any real or personal property collateral that may be pledged by Borrower.

                           (ii)     If Lender or any Bank Product Provider
forecloses on any real property collateral that may be pledged by Borrower:

                                    (1)      the amount of the debt may be
                  reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                                    (2)      Lender may collect from Guarantor
                  even if Lender or any Bank Product Provider, by foreclosing on the real property collateral, has/have destroyed any right Guarantor may have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have if Borrower's debt is secured by real property. These rights and defenses are based

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upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure
or any similar laws of any other jurisdiction.

                  (G) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845,
AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF ANY OTHER JURISDICTION.

                  (H) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF ANY OTHER JURISDICTION OR OTHERWISE.

         7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender and any Bank Product Provider may, by action or inaction, compromise or settlement, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Loan Agreement or any of the other Loan Documents or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Agreement or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

         8. No Election. Lender and each Bank Product Provider shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Lender or any Bank Product Provider to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender's or any Bank Product Provider's right to proceed in any other form of action or proceeding or against other parties unless Lender on behalf of itself and the Bank Product Provider has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no

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action or proceeding by Lender or any Bank Product Provider under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Lender or each Bank Product Provider finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

         9. Indefeasible Payment. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Lender and any Bank Product Provider are no longer subject to any right on the part of any person whomsoever, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Lender and any Bank Product Provider is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount Lender and any Bank Product Provider are required to repay plus any and all reasonable costs and expenses (including reasonable attorneys fees) paid by Lender or any Bank Product Provider in connection therewith.

         10. Financial Condition of Borrower. Guarantor represents and warrants to Lender and each Bank Product Provider that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Lender and each Bank Product Provider that it has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents. Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

         11. Payments; Application. All payments to be made hereunder by Guarantor to Lender shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including reasonable attorneys fees) incurred by Lender in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Lender constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

         12. Attorneys Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or in any way arising out of, or consequential

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to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

         13. Notices. All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement. All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

         14. Cumulative Remedies. No remedy under this Guaranty, under the Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law. No delay or omission by Lender or the Bank Product Providers to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Lender or any Bank Product Provider to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

         15. Severability of Provisions. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

         16. Entire Agreement; Amendments. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Lender on behalf of itself and the Bank Product Provider. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

         17. Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Lender and any Bank Product Provider; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Lender's prior written consent, and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Lender or any Bank Product Provider, the rights and benefits herein conferred upon Lender and each Bank Product Provider shall automatically extend to and be vested in such assignee or other transferee.

         18. No Third Party Beneficiary. This Guaranty is solely for the benefit of each Lender and the Bank Product Providers and each of their successors and assigns and may not be relied on by any other Person.

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         19.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                  (a) THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GUARANTOR AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 19(b).

                  (c) GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         20. Agreement to be Bound. Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Loan Agreement. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, Guarantor hereby: (a) makes to Lender and any Bank Product Provider each of the representations and warranties set forth in the Loan Agreement applicable to Guarantor fully as though Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants for the benefit of the Lender and any Bank Product Provider (i) to do each of the things set forth in the Loan Agreement that Borrower agrees and covenants to cause its Subsidiaries to do, and (ii) to not do each of the things set forth in the Loan Agreement that Borrower agrees and covenants to cause its Subsidiaries not to do, in each case, fully as though Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

         21. Counterparts; Telefacsimile Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

         22. Interpretation. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed against Lender or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

         23. Integration. This Guaranty, together with the other Loan Documents to which Guarantor is party, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                           [Signature page to follow]

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

                                        SHOE PAVILION, INC.,
                                        a Delaware corporation

                                        By:   /s/ John D. Hellmann
                                             -----------------------------------
                                        Name: John D. Hellmann
                                             -----------------------------------
                                        Title: Vice President, CFO
                                             -----------------------------------

                                        WELLS FARGO RETAIL FINANCE, LLC,
                                        a Delaware limited liability corporation

                                        By:   /s/ Patrick J. Norton
                                             -----------------------------------
                                        Name: Patrick J. Norton
                                             -----------------------------------
                                        Title: Senior Vice President
                                             -----------------------------------

                          [Signature Page to Guaranty]

                                      S-1-